Exhibit 99

NEWS RELEASE

CONTACT:
Bob Aronson
Vice President, Investor Relations
800-579-2302
(baronson@stagestores.com)

FOR IMMEDIATE RELEASE

STAGE STORES ANNOUNCES THE LAUNCH OF STEELE’S, ITS NEW OFF-PRICE CONCEPT

COMPANY TO HOLD CONFERENCE CALL ON OCTOBER 12TH AT 10:00 A.M. EASTERN TIME

HOUSTON, TX, October 11, 2011 - Stage Stores, Inc. (NYSE: SSI) today announced that it is launching Steele’s, its new off-price concept for small town America.  Steele’s will offer its customers great assortments of brand name family apparel, accessories, shoes and home décor at everyday values of 30% to 60% off department store prices.  Steele’s will open to the public on November 1st with stores in Beeville, TX, Bastrop, LA and Minden, LA.  The Company plans to open between 25 and 35 additional new Steele’s stores in 2012.  The typical Steele’s store will occupy 10,000 – 12,000 square feet in small town strip centers.

Steele’s is headquartered in New York City and operates as a stand-alone buying division.  Leading the division is Lisa Seigies, Steele’s Chief Merchandising Officer.  Ms. Seigies has over 25 years of retail experience and prior to joining Stage Stores she spent five years at Ross Stores as Group Vice President.

Commenting on the launch of Steele’s, Andy Hall, President and Chief Executive Officer, stated, “We are very excited to be adding an off-price concept to our retail mix.  Steele’s is a perfect complement to our successful small town department store business model and expands our small town customer reach.  Last year, we began developing our off-price concept with the goal to leverage our small market expertise with a complementary format to our department store model.  Our research indicates that there is significant growth potential in the under-served small market off-price niche.  We believe the Steele’s customer will not overlap with those in our department store model as Steele’s is targeting a lower household income consumer.

--more--

Stage Stores Announces
The Launch of Steele’s
Page - 2

“With a wealth of off-price knowledge, strong leadership skills and over 25 years of retail experience, Lisa is extremely well qualified to help develop and lead Steele’s.  I am delighted to have her on our executive management team.

“Our solid balance sheet and strong cash flows provide us with the financial flexibility to accelerate our growth with the launch of Steele’s, while continuing to grow our department store model.  In 2012, we plan to open 30 to 35 new department stores.  In addition to investing our capital to grow our business, we remain committed to driving shareholder value through the continued execution of our stock repurchase program and the payment of meaningful quarterly cash dividends,” Mr. Hall concluded.

Conference Call Information
The Company will hold a conference call tomorrow, October 12th, at 10:00 a.m. Eastern Time to discuss its new off-price concept.  Interested parties can participate in the Company’s conference call by dialing 703-639-1372.  Alternatively, interested parties can listen to a live webcast of the conference call by logging on to the Company's web site at www.stagestoresinc.com and then clicking on Investor Relations, then Webcasts, and then the webcast link.  A replay of the conference call will be available online until midnight on Friday, October 28, 2011.

About Stage Stores
Stage Stores, Inc. brings nationally recognized brand name apparel, accessories, cosmetics and footwear for the entire family to small and mid-size towns and communities through 805 stores located in 40 states.  The Company operates its department stores under the Bealls, Goody’s, Palais Royal, Peebles and Stage names, and operates its off-price stores under the Steele’s name.  For more information about Stage Stores, visit the Company’s web site at www.stagestoresinc.com.

Caution Concerning Forward-Looking Statements
This document contains “forward-looking statements”. Forward-looking statements reflect our expectations regarding future events and operating performance and often contain words such as "believe", "expect", "may", "will", "should", "could", "anticipate", "plan" or similar words.  In this document, forward-looking statements include comments regarding the number of department stores and off-price stores that the Company plans to open in 2012.  Forward-looking statements are subject to a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the forward-looking statements.  These risks and uncertainties include, but are not

--more--

Stage Stores Announces
The Launch of Steele’s
Page - 3

limited to, those in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the "SEC") on March 30, 2011, and other factors as may periodically be described in our other filings with the SEC.  Forward-looking statements speak only as of the date of this document.  We do not undertake to update our forward-looking statements.

####